EXHIBIT 99.1

2 Statements contained in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “preliminary,” or similar words, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management’s estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance.  Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company’s periodic reports and filings with the Securities and Exchange Commission (SEC). Copies of the company’s SEC filings may be downloaded from the Internet at no charge from www.sec.gov or ir.firstnbcbank.com/sec.cfm.  First NBC Bank Holding Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation. Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Forward Looking Statements

3 Company Profile Headquarters: New Orleans, LA Founded: 2006 Offices: 35 full service branches Full Time Employees*: 509 Total Assets*: $4.1 billion Shareholders’ Equity*: $450.0 million Market Capitalization*: $613.7 million Avg. Daily Trading Volume*: 72,971 shares *As of March 31, 2015

Management Team Mary Beth Verdigets William J. Burnell Ashton J. Ryan, Jr. • President, Chief Executive Officer, and Chairman of the Board • More than 40 years of financial services experience • More than 20 years of commercial banking experience Marsha S. Crowle George L. Jourdan • Senior Executive Vice President and Chief Credit Officer • More than 30 years of commercial banking experience • Executive Vice President and Chief Financial Officer • More than 20 years of commercial banking experience • Executive Vice President and Chief Operations Officer • More than 30 years of commercial banking experience • Senior Executive Vice President and Chief Compliance Officer • More than 30 years of commercial banking experience 4

Loan Portfolio Loan Composition at 3/31/15 Loans Composition at 12/31/10 Commercial, 37% Commercial real estate, 44% Construction, 12% Consumer, 1% Consumer real estate, 6% 5 Consumer, 1% Construction, 8% Commercial real estate, 52% Consumer real estate, 5% Commercial, 34%

Loan Growth



3,200,000
3,000,000
2,800,000
2,600,000
2,400,000
2,200,000
2,000,000
1,800,000
$ (Thousands)
5.50%
5.40%
5.30%
5.20%
5.10%
5.00%
4.90%
Loan Yield
5.38%
5.16%
5.23%
5.25%
5.22%
5.28%
5.18%
5.08%
5.01%
1Q13
2Q13
3Q13*
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Total Loans
Loan Yield

*Hedge executed during September 2013

6

Total Loans Percentage Change 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 $ (T ho us an ds ) 2009 2010 2011 2012 2013 2014 1Q15 Annual Loan Growth • Experienced double-digit loan growth each year since inception • Expects to achieve similar growth results in 2015; Loans grew 4.7% in 1Q15 • Driven by increases in construction, commercial real estate, and commercial loans • Favorable economic market conditions in the New Orleans trade area 22.7% 17.7% 4.7% 48.4% 31.1% 16.4% 7

Deposits Deposit Composition at 3/31/15 Deposits by Region at 3/31/15 Noninterest- bearing, 13% NOW deposits, 16% MMA deposits, 33% Savings deposits, 2% Certificates of deposit, 36% 8 Orleans Parish, 32% Jefferson Parish, 41% St. Tammany Parish, 15% Tangipahoa Parish, 7% Other*, 5% *Other regions consist of Washington Parish and Livingston Parish, Louisiana, and Okaloosa County, Florida

Deposit Growth



3,600,000
3,400,000
3,200,000
3,000,000
2,800,000
2,600,000
2,400,000
2,200,000
$ (Thousands)
1.65%
1.60%
1.55%
1.50%
1.45%
1.40%
Cost of Deposits
1.61%
1.62%
1.62%
1.58%
1.57%
1.55%
1.54%
1.50%
1.44%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Total Deposits
Cost of Deposits

First NBC

9

Total Deposits Percentage Change 4,000,000 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 $ (T ho us an ds ) 2009 2010 2011 2012 2013 2014 1Q15 Annual Deposit Growth 33.7% 46.9% 19.3% 20.4% 14.3% 7.9% • Experienced double-digit deposit growth each year since inception • Expects to achieve similar growth results in 2015; Deposits grew 7.9% during 1Q15 • Driven by FNBC's core principle of developing and maintaining long term relationships between the relationship bankers and their customers through high quality service, relationship-based pricing, and the Company’s commitment to the communities in which it serves 10

Tax Credit Overview • Tax credits are an integral part of First NBC’s commercial banking business • Management has a deep understanding of this business, which is core to First NBC’s corporate strategy • Well-established federal and state programs • Promotes private investment in low income areas, builds affordable housing and rehabilitates historic buildings • Includes Federal Historic Rehabilitation Tax Credits which was established as part of the Tax Reform Act of 1976 • Includes Low-Income Housing Tax Credits which was created under the Tax Reform Act of 1986 • Includes Federal New Markets Tax Credits which was established as part of the Community Renewal Tax Relief Act of 2000 • First NBC plays three roles • Investor in the underlying project • Lender to the developer • Allocator of Federal New Markets Tax Credits to the project • First NBC receives tax credits in exchange for investment in the project • Loans underwritten to normal credit standards • Underlying projects have low LTVs (40% - 70%) • Strong financial returns 11

Tax Credit Investment Gross Tax Credit Investment* Total Tax Credits Generated** 450.0 400.0 350.0 300.0 250.0 200.0 150.0 100.0 50.0 0.0 $ (M ill io ns ) 2011 2012 2013 2014 $200.2 $230.9 $367.3 $406.0 $106.0 $139.3 $181.4 $238.3 12*Total cumulative investment in tax credits to date, excluding accumulated amortization of tax credit investments **Total cumulative tax credits generated to date as of December 31 for the periods indicated

Investment In Tax Credit Projects TOTAL FEDERAL NMTCs TOTAL FEDERAL LIHTCs TOTAL FEDERAL HTCs Future Tax Credits at December 31, 2014 50.0 40.0 30.0 20.0 10.0 0.0 $ (M ill io ns ) 2015 2016 2017 2018 2019 2020 Period Ending 13 • As of December 31, 2014, $163.8 million of Federal New Market and Low Income Housing tax credits have been awarded ($66.3 million realized through December 31, 2014, $97.5 million in remaining benefits to be realized). • As of December 31, 2014, the Company has contracted for Federal Historic tax credits in 2015 and 2016 of approximately $21.6 million and $15.7 million, respectively. Historic tax credits are based on committed projects in construction and credits are recognized when certificates of occupancy are received.

Net Interest Margin Loan Yield NIM Cost of Deposits 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 5.38% 5.16% 5.23% 5.25% 5.22% 5.28% 5.18% 5.08% 5.01% 3.18% 2.88% 3.08% 3.26% 3.30% 3.35% 3.37% 3.33% 3.16% 1.61% 1.62% 1.62% 1.58% 1.57% 1.55% 1.54% 1.50% 1.44% 14

Efficiency Ratio 76.00% 74.00% 72.00% 70.00% 68.00% 66.00% 64.00% 62.00% 60.00% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 69.48% 69.04% 70.39% 65.81% 61.46% 62.98% 65.10% 73.40% 74.69% 15

Non-Interest Income Trends 1Q15 vs. 1Q14 1Q15 vs. 4Q14 1Q15 4Q14 3Q14 2Q14 1Q14 $ Change % Change $ Change % Change ($ in thousands) Service charges on deposit accounts $ 559 $ 542 $ 548 $ 498 $ 559 $ — — % $ 17 3 % Investment securities (losses)/gains, net (50) — 79 56 — (50) 100% (50) (100)% Gains/(losses) on assets sold 43 1 (76) 64 75 (32) (43)% 42 NM Gains on sale of loans, net 15 — 579 70 — 15 100% 15 100 % Cash surrender value income on bank-owned life insurance 352 354 352 237 159 193 121% (2) (1)% Income from sales of state tax credits 519 (45) 597 728 1,033 (514) (50)% 564 NM Community Development Entity fees earned 123 581 109 196 679 (556) (82)% (458) (79)% ATM fee income 501 490 490 505 473 28 6% 11 2 % Other 448 364 356 579 381 67 18% 84 23 % Noninterest income $ 2,510 $ 2,287 $ 3,034 $ 2,933 $ 3,359 $ (849) (25)% $ 223 10% 16

Non-Interest Expense Trends 1Q15 vs. 1Q14 1Q15 vs. 4Q14 1Q15 4Q14 3Q14 2Q14 1Q14 $ Change % Change $ Change % Change ($ in thousands) Salaries and employee benefits $ 6,907 $ 7,072 $ 6,456 $ 5,942 $ 5,397 $ 1,510 28% $ (165) (2)% Occupancy and equipment expenses 2,928 2,843 2,737 2,684 2,584 344 13% 85 3 % Professional fees 2,141 2,433 1,628 1,511 1,899 242 13% (292) (12)% Taxes, licenses and FDIC assessments 1,239 1,364 1,240 1,343 1,199 40 3% (125) (9)% Tax credit investment amortization 4,852 3,881 3,974 3,377 2,827 2,025 72% 971 25 % Write-down of foreclosed assets 58 198 1 20 166 (108) (65)% (140) (71)% Data processing 1,422 1,275 1,207 1,141 1,098 324 30% 147 12 % Advertising and marketing 1,018 1,067 685 556 578 440 76% (49) (5)% Other 1,939 2,164 2,119 1,994 1,589 350 22% (225) (10)% Noninterest expense $ 22,504 $ 22,297 $ 20,047 $ 18,568 $ 17,337 $ 5,167 30% $ 207 1% 17

Interest Rate Simulation As of March 31, 2015 Interest Rate Scenario % Change in Net Interest Income +300 basis points 7.9% +200 basis points 7.0% +100 basis points 2.9% • Asset sensitive from an interest rate risk position. • The Company utilizes hedging instruments, which consist primarily of interest rate swaps and options, to manage interest rate risk in a rising interest rate environment by providing long term funding costs at a fixed interest rate to allow continued funding of its projected loan growth. • The Company utilizes interest rate floors in loan pricing to manage interest rate risk in a declining rate environment. 18

Capital Ratios 3/31/2014 3/31/2015 15.00% 14.00% 13.00% 12.00% 11.00% 10.00% 9.00% % (P er ce nt ) Tier 1 leverage ratio Tier 1 common equity ratio* Tier 1 risk-based capital ratio Total risk-based capital ratio *Tier 1 common equity ratio not applicable for periods prior to 3/31/2015 11.37% 9.99% 9.81% 12.66% 11.01% 13.82% 13.97% 19 • Ratios as presented are consolidated Bank Holding Company ratios

Creating Shareholder Value 20

Profitability Diluted EPS Diluted EPS Trend 0.90 0.80 0.70 0.60 0.50 0.40 $ (D ol la rs ) 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 $0.58 $0.49 $0.54 $0.69 $0.66 $0.65 $0.73 $0.80 $0.82 21

Looking Ahead - 2015 & Beyond • Q1 Net Income available to common shareholders of $15.7 million, an increase of $0.4 million over the linked-quarter of 2014, and $3.2 million over the same period of 2014 • Expected growth both organically and through mergers and acquisitions • FDIC assisted acquisition of First National Bank of Crestview on 1/16/15 ◦ $62.3 million in assets acquired ◦ $72.3 million in deposits assumed ◦ 3 branch locations in Crestview, Florida ◦ Entrance into the Florida Panhandle and Florida Market • Issuance of $60.0 million in Subordinated Debentures ◦ Bear interest at a fixed rate of 5.75% ◦ No dilution to shareholder value ◦ Expect to use the net proceeds for general corporate purposes, which may include supporting the continued growth of its business, acquisitions, and the redemption or repayment of other fixed obligations • State Investors Bank (SIBC) acquisition announced 12/30/14 (expected to close 2Q15) ◦ Approval of SIBC shareholders on 4/4/15 ◦ $271.9 million in assets at 12/31/14 ◦ $156.0 million in deposits at 12/31/14 ◦ 3 branch locations within 1 mile of FNBC branches ◦ 1 branch in a market FNBC is not currently operating • Continued investment in Federal Tax Credit Projects ◦ Pipeline of Federal and State tax credit eligible projects ◦ Increased Historic Tax Credit investment over the next 3 years ▪ $27.4 million expected in 2015, $32.6 million expected in 2016, and $1.2 million expected in 2017 22